West Loop Realty Fund
Class A Shares (REIAX)
Class C Shares (REICX)
Institutional Class Shares (REIIX)

A series of Investment Managers Series Trust

Supplement dated January 27, 2017, to the
Summary Prospectus dated May 2, 2016.

Effective February 1, 2017, Liberty Street Advisors, Inc. (the “Advisor”) has lowered its management fee from 1.00% to 0.85% of the Fund’s average daily net assets. In addition, effective February 1, 2017, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, by 0.15%, to 1.35%, 2.10% and 1.10% of the average daily net assets of the Fund's Class A, Class C and Institutional Class shares, respectively. Accordingly, the Fund’s Prospectus is supplemented by replacing the “Fees and Expenses” table with the following table:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in the sections titled “Sales Charge Schedule – Class A Shares” and “Reduced Sales Charges – Class A Shares” on page 33 and 34 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)		Class A Shares		Class C Shares		Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%(1)		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%(2)		1.00%(2)		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses(3) (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.85%		0.85%		0.85%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.57%		0.57%		0.57%
Shareholder service fee	0.09%		0.09%		0.09%
All other expenses	0.48%		0.48%		0.48%
Total annual fund operating expenses		1.67%		2.42%		1.42%
Fees waived and/or expenses reimbursed (4)		(0.32)%		(0.32)%		(0.32)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses (4)		1.35%		2.10%		1.10%

[1]	No initial sales charge is applied to purchases of $1 million or more.
[2]
A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain Class A Share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. A CDSC of 1.00% will be charged on Class C Share purchases that are redeemed in whole or in part within 12 months of purchase.

[3]	The expense information in the table has been restated to reflect the current management fee and expense limitation arrangement, both effective February 1, 2017.
[4]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.35%, 2.10% and 1.10% of the average daily net assets of the Class A Shares, Class C Shares and Institutional Class Shares, respectively. This agreement is in effect until April 30, 2018, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$705	$1,042	$1,402	$2,412
Class C Shares	$316	$724	$1,262	$2,732
Institutional Class Shares	$112	$418	$746	$1,674

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$213	$724	$1,262	$2,732

Effective February 1, 2017, all references in the Fund’s Summary Prospectus to the annual management fee and expense limitation arrangement are revised as indicated above.

Please file this Supplement with your records.

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